MAXIM SERIES FUND, INC.
                     8515 EAST ORCHARD ROAD
                   ENGLEWOOD, COLORADO  80111





                                        December 5, 1995



Mr. Anthony A. Vertuno
Division of Investment Management
Securities and Exchange Commission
Room 10182
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:  Maxim Series Fund, Inc.
     Definitive Proxy Material
     File No. 811-3364

Dear Mr. Vertuno:

     On Friday, December 1, 1995, Registrant inadvertently submitted an EDGAR filing under Form
Type "DEF13E3."  This document should have been filed under Form
Type "DEFS14A."  We request that
the staff of the Securities and Exchange Commission correct the Form Type on this filing. Listed below is the required information to make the necessary change.

     COMPANY:       Maxim Series Fund, Inc.
     CIK:           0000356476
     ACCESSION:     0000356476-95-0000-44

     Please also change the file number from 005-44539 to 811-03364.

     Your assistance in resolving this technical error is greatly appreciated. We apologize for any inconvenience this has or will cause the staff. If you have any questions or need further information, please do not hesitate to call me at (800) 537-2033, ext. 3817, or Thomas Mira at (202) 965-8158.

                                        Sincerely,



                                        Beverly A. Byrne
                                        Assistant Secretary

cc:  Patrice M. Pitts, Esq.
     Thomas C. Mira, Esq.